Exhibit 10.13

NOTE PURCHASE AGREEMENT

This Note Purchase Agreement (this “Agreement”) is made and entered into as of 9 March 2021, by and among Tree Roots Entertainment Group Limited, incorporated in Hong Kong (the “Company”) and Mr. Thanin Pornsiritivet (the “Investor”).

RECITALS

The Company desires to sell to the Investor, and the Investor desire to purchase from the Company, a Promissory Note (the “Note”), in the form attached as Exhibit A hereto, in the aggregate principal amount of USD 150,000 (One Hundred and Fifty Thousand Dollars) on the terms and conditions set forth in this Agreement.

AGREEMENT

In consideration of the foregoing recitals and the mutual promises set forth in this Agreement, the parties to this Agreement agree as follows:

1.	AUTHORIZATION AND SALE

1.1.	Authorization

The Company has duly authorized the issuance and sale, pursuant to the terms of this Agreement, of the Note against payment of the purchase price therefor.

1.2.	Subscription

Upon the terms and subject to the conditions set forth in this Agreement, the Investor hereby irrevocably subscribes for and agrees to purchase the Note. Investor shall pay the purchase price in full by wire transfer of immediately available funds to the Company within 10 March 2021. Notwithstanding anything in this Agreement to the contrary, the Company shall have no obligation to issue any Note or the equity of the Company into which the Note is convertible (as explained in Section 2, the “Stock”, and together with the Note, the “Securities”) to any person who is a resident of a jurisdiction in which the issuance of any of the Securities would constitute a violation of the securities, “blue sky” or other similar laws of such jurisdiction (collectively referred to as the “State Securities Laws”).

1.3.	Sole Purpose of Funds

The entire purchase price shall be used by the Company solely for the purpose of acquiring shares of Monaker Group, Inc. (“Monaker”).

1.4.	Closing

The closing of the Note hereunder (the “Closing”) shall take place on the execution of this Note (hereafter referred to as “Closing Date”).

1.5.	Maturity

The maturity of the Note hereunder (the “Maturity”) shall take place within 31 July 2021 (hereafter referred to as “Maturity Date”).

2.	CONVERSION AND PREPAYMENT OF NOTE

The Note is convertible into Stock pursuant to this Section 2:

2.1.	Conversion

Within the Maturity Date, the entire principal amount under the Note shall be exchanged for 115,000 (One Hundred and Fifteen Thousand) shares of common stock of Monaker, which shall be adjusted proportionally in the event of a split or reverse split of the Common Stock prior to conversion hereunder and to the outstanding amount due under the Note.

2.2.	Interest

There shall be no interest charge on the principal amount under the Note.

3.	REPRESENTATION AND WARRANTIES OF THE COMPANY

The Company represents and warrants to the Investor that:

3.1.	Organization, Good Standing, and Qualification

The Company has been duly formed and organized and is validly existing and in good standing under the laws of Hong Kong. The Company has all requisite power and authority to execute, deliver, and perform its obligations under this Agreement and the Note (hereby referred to collective as the “Transaction Agreements”), and any other agreements contemplated by the Transaction Agreements, to own and operate its properties and assets, and to carry on its business as currently conducted and as presently proposed to be conducted.

3.2.	Due Authorization

All corporate action on the part of the Company, its directors and shareholders necessary for the authorization, execution, delivery, and performance of all obligations of the Company under the Transaction Agreements has been taken or shall be taken prior to the Closing Date, and this Agreement constitutes, and the Note when executed and delivered shall constitute, valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization, or other laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) the effect of rules of law governing the availability of equitable remedies, and shall be free of any liens, encumbrances, or restrictions on transfer (other than those created or contemplated by the Transaction Agreements or under applicable state and/or federal securities laws).

3.3.	Valid Issuance of Securities

a)
The Note, when issued and paid for as provided in this Agreement, shall be duly authorized and validly issued, fully paid, and nonassessable. The Stock shall have been duly and validly reserved for issuance in accordance with the conversion provisions of the Note, shall be duly authorized and validly issued, fully paid, and nonassessable.

b)
Based in part on the representations made by the Investor in Section 4, the Securities (assuming no change in applicable law and no unlawful distribution of the Securities by the Investor or any other parties) are exempt from the registration and prospectus delivery requirements of the Securities Act or any applicable State Securities Laws.

c)
The Company has not offered any Securities, or substantially similar securities of the Company, for sale to, or solicited any offers to buy from, or otherwise approached or negotiated with, any persons other than the Investor and other existing holders of capital stock of the Company. The Company has not taken any action that shall cause the issuance, sale, and delivery of any of the Securities to constitute a violation of the Securities Act or any applicable State Securities Laws.

3.4.	Governmental Consents

No consent, approval, order, or authorization of or registration, qualification, designation, declaration, or filing with, any federal, state, or local governmental authority is required on the part of the Company in order to enable the Company to execute, deliver, and perform its obligations under the Transaction Agreements except for such qualifications or filings under applicable securities laws as may be required in connection with the transactions contemplated by this Agreement. All such qualifications and filings shall, in the case of qualifications, be effective on the Closing Date and shall, in the case of filings, be made within the time prescribed by law.

3.5.	Non-Contravention

The execution, delivery, and performance of the Transaction Agreements and the consummation of the transactions contemplated by this Agreement and by the Transaction Agreements shall not result in any such violation or default or be in conflict with or result in a violation or breach of, with or without the passage of time or the giving of notice or both, the Company's organizational or governing documents, any judgment, order, or decree of any court or arbitrator to which the Company is a party or is subject, any agreement or contract of the Company, or, to the Company's knowledge, a violation of any statute, law, regulation, or order, or an event which results in the creation of any Hen, charge, or encumbrance upon any asset of the Company.

3.6.	Litigation

There is no action, suit, proceeding, claim or investigation pending or, to Company's knowledge, threatened against the Company.

3.7.	Brokers or Finders

The Company has not, and will not incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with the execution and delivery of this Agreement.

3.8.	Title

The Company owns and has good and marketable title in fee simple absolute to, or a valid leasehold interest in, all of its real properties and good title to its other assets and properties. Such assets and properties are not subject to any liens.

3.9.	Intellectual Property

The Company owns or possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, processes and other intellectual property rights necessary for its business as now conducted and as proposed to be conducted without any conflict with, or infringement of, the rights of others.

3.10.	Accuracy of Information Furnished

None of the Transaction Agreements and none of the other certificates, statements or information furnished to the Investor by or on behalf of the Company pursuant to the Transaction Agreements thereby contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

4.	REPRESENTATION, WARRANTIES, AND CERTAIN AGREEMENTS OF THE INVETOR

The Investor represents and warrants to, and agrees with the Company that:

4.1.	Authorization

The Investor has full power and authority to enter into this Agreement and this Agreement constitutes the Investor's valid and legally binding obligation, enforceable in accordance with its terms except (i) as may be limited by applicable bankruptcy, insolvency, reorganization, or other laws of general application relating to or affecting the enforcement of creditors' rights generally, and (ii) as may be limited by the effect of rules of law governing the availability of equitable remedies.

4.2.	Purchase for Own Account

The Securities shall be acquired for investment for the Investor's own account, not as a nominee or agent, and not with a view to the public resale or distribution of the Securities within the meaning of the Securities Act, and the Investor has no present intention of sei ling, granting any participation in, or otherwise distributing the same. If other than an individual, the Investor also represents that it has not been formed for the specific purpose of acquiring the Securities.

4.3.	Exempt Offering

The Investor acknowledges that the Securities have not been registered under the Securities Act and are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon the representations of the Investor contained in this Agreement.

4.4.	Disclosure of Information; Non-Reliance

Investor acknowledges that it has received all the information it considers necessary or appropriate to enable it to make an informed decision concerning an investment in the Securities. Investor further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities. Investor confirms that the Company has not given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of an investment in the Securities. In deciding to purchase the Securities, Investor is not relying on the advice or recommendations of the Company and Investor has made its own independent decision that the investment in the Securities is suitable and appropriate for Investor. Investor understands that no federal or state agency has passed upon the merits or risks of an investment in the Securities or made any finding or determination concerning the fairness or advisability of this investment.

4.5.	Investment Experience

The Investor has experience as an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment in the Securities (including a total loss of such investment), and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of this investment in the Note.

4.6.	Accredited Investor Status

The Investor is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act. Investor agrees to furnish any additional information requested by the Company to assure compliance with applicable U.S. federal and state securities laws in connection with the purchase and sale of the Securities.

4.7.	Restricted Securities

The Investor understands that the Securities have not been, and will not be, registered under the Securities Act or any state securities laws, by reason of specific exemptions under the provisions thereof which depend upon, among other things, the bona fide nature of the investment intent and the accuracy of Investor's representations as expressed herein. Investor understands that the Securities are “restricted securities” under U.S. federal and applicable state securities laws and that, pursuant to these laws, Investor must hold the Securities indefinitely unless they are registered with the Securities and Exchange Commission (“SEC”) and registered or qualified by state authorities, or an exemption from such registration and qualification requirements is available. Investor acknowledges that the Company has no obligation to register or qualify the Securities for resale and further acknowledges that, if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Company which are outside of Investor's control, and which the Company is under no obligation, and may not be able, to satisfy.

4.8.	No General Solicitation

Investor, and if Investor is an entity, its officers, directors, employees, agents, stockholders or partners have not either directly or indirectly, including through a broker or finder solicited offers for or offered or sold the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502 of Regulation D under the Securities Act or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act. Investor acknowledges that neither the Company nor any other person offered to sell the Securities to it by means of any form of general solicitation or advertising within the meaning of Rule 502 of Regulation D under the Securities Act or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act.

4.9.	Residence

If the Investor is an individual. Investor resides in the state or province identified in the address shown on the signature page hereto. If the Investor is a partnership, corporation, limited liability company or other entity, Investor's principal place of business is located in the state or province identified in the address shown on the signature page hereto.

4.10.	Foreign Investors

If Investor is not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended), Investor hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Agreement, including (a) the legal requirements within its jurisdiction for the purchase of the Securities; (b) any foreign exchange restrictions applicable to such purchase; (c) any governmental or other consents that may need to be obtained; and (d) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, conversion, redemption, sale, or transfer of the Securities. Each such Investor's subscription and payment for and continued beneficial ownership of the Securities will not violate any applicable securities or other laws of such Investor's jurisdiction. Each such Investor acknowledges that the Company has taken no action in foreign jurisdictions with respect to the Securities.

4.11.	Legends

It is understood that the instruments evidencing the Securities shall bear legends substantially similar to the legends set forth below (in addition to any legend required under applicable state securities laws):

a)
“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR (2) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, IN WHICH CASE THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE COMPANY AN OPINION OF COUNSEL, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.”

b)	Any other legends required by State Securities Laws applicable to any individual Investor or under any agreement to which the Investor is a party to with the Company.

The legend set forth in Subsection a) above shall be removed by the Company from any instruments evidencing the Securities upon delivery to the Company of an opinion by counsel, reasonably satisfactory to the Company, that a registration statement under the Securities Act is at that time in effect with respect to the legended security or that such security can be freely transferred in a public sale without such a registration statement being in effect and that such transfer shall not jeopardize the exemption or exemptions from registration pursuant to which the Company issued the Securities.

5.	CONDITIONS

5.1.	Conditions to the Obligations of the Investor at Closing

The obligation of the Investor to purchase the Note at the Closing is subject to the fulfillment, or the waiver by the Investor, of the following conditions on or before the Closing.

a)
The representations and warranties in Section 3 shall be true at and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

b)	The Company shall have performed and complied with all agreements and conditions in this Agreement required to be performed or complied with by the Company prior to or at the Closing.

c)
All corporate and other proceedings in connection with the transactions contemplated in this Agreement and the Transaction Agreements and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Investor, or counsel to the Investor, and the Investor or its counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

5.2.	Conditions to the Obligations of the Company at Closing

The obligations of the Company to issue and sell the Note to the Investor at the Closing are subject to the fulfillment, or the waiver by the Company, of the following condition on or before the Closing.

a)
The representations and warranties of the Investor in this Note shall be true at and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing,

b)	The Company shall have obtained all necessary permits and qualifications, or shall have the availability of exemptions therefrom, required by any state for the offer and sale of the Securities.

6.	GENERAL PROVISIONS

6.1.	Survival of Representations and Warranties

The representations, warranties, and covenants of the Company and the Investor contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investor, their special counsel, or the Company, as the case may be.

6.2.	Successors and Assigns

Except as otherwise provided in this Agreement, the provisions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties to this Agreement (including permitted transferees of any Securities).

6.3.	Third Parties

Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties to this Agreement and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

6.4.	Governing Law

This Agreement shall be governed by and construed in accordance with the laws of Hong Kong, without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the court of Hong Kong. Both parties and the individuals executing this Agreement agree to submit to the jurisdiction of such courts and waive trial by jury. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

6.5.	Counterparts

This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together will be deemed to be one and the same agreement. Counterparts may be delivered via facsimile, email (including PDF or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method, and any counterpart so delivered will be deemed to have been duly and validly delivered and be valid and effective for all purposes.

6.6.	Headings

The headings and captions used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to sections, subsections, exhibits, and schedules shall, unless otherwise provided, refer to sections and subsections of this Agreement and exhibits and schedules attached to this Agreement, all of which exhibits and schedules are incorporated in this Agreement by this reference.

6.7.	Notices

All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be delivered personally or by facsimile transmission or by nationally recognized overnight delivery service or by first class certified or registered mail, return receipt requested, postage prepaid:

If to the Company, at 695 Soi Sukhumvit 50, Sukhumvit Road, Prakanong, Klongtoey, Bangkok, Thailand 10260, or at such other address or addresses as may have been furnished by giving five days advance written notice to all other parties.

If to Investor, at his address set forth on the signature page hereto, or at such other address or addresses as may have been furnished to the Company by giving five days advance written notice.

Notices provided in accordance with this Section shall be deemed delivered upon personal delivery (including confirmed facsimile) or three business days after deposit in the mail.

6.8.	No Finder's Fee

Each party represents that it neither is nor shall be obligated for any finder's or broker's fee or commission in connection with the transactions contemplated by this Agreement. Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder's or broker's fee (and any asserted liability) for which such Investor or any of its officers, partners, employees, or representatives is responsible. The Company agrees to indemnity and hold harmless Investor from any liability for any commission or compensation in the nature of a finder's or broker's fee (and any asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

6.9.	Attorneys' Fees and Expenses

Each party to this Agreement agrees to pay its own fees and expenses arising in connection with the negotiation and execution of this Agreement and consummation of the transactions contemplated in this Agreement and with regards to enforcement of this Agreement or the Note. For the avoidance of doubt, if any action, suit, or other proceeding is instituted concerning or arising out of this Agreement or any transaction contemplated under this Agreement, neither party shall be entitled to recover any of such party's costs or attorneys' fees incurred in any such action, suit, or other proceeding, including any and all appeals or petitions from such action, suit or other proceeding.

6.10.	Amendments and Waivers

Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor holding a majority in interest of the aggregate principal amount of the Note. Any amendment or waiver effected in accordance with this Section shall be binding upon each of Investor and the Company.

6.11.	Severability

If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

6.12.	Entire Agreement

This Agreement, together with all exhibits and schedules to this Agreement, constitutes the entire agreement and understanding of the parties with respect to the subject matter of this Agreement and supersedes any and all prior negotiations, correspondence, agreements, understandings, duties, or obligations between the parties with respect to the subject matter of this Agreement.

6.13.	Further Assurances

From and after the date of this Agreement, upon the request of the Investor or the Company, the Company and the Investor shall execute and deliver such instruments, documents, or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

6.14.	Delays of Omissions

No delay or omission to exercise any right, power, or remedy accruing to any Investor upon any breach or default of the Company under this Agreement shall impair any such right, power, or remedy of such Investor nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default therefore or thereafter occurring. Any waiver, permit, consent, or approval of any kind or character on the part of any Investor of any breach or default under this Agreement or any waiver on the part of any Investor of any provisions or conditions of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any Investor, shall be cumulative and not alternative.

6.15.	Rights of Investor

The Investor shall have the absolute right to exercise or refrain from exercising any right or rights that Investor may have by reason of the Transaction Agreements or the Company's organizational or governing documents, or at law or in equity, including without limitation the right to consent to the waiver of any obligation of the Company and to enter into an agreement with the Company for the purpose of modifying the Transaction Agreements, and such Investor shall not incur any liability to any other Investor or holder of Securities with respect to exercising or refraining from exercising any such right or rights.

6.16.	Confidentiality

Except as required by law, Investor agrees that it shall keep confidential and shall not disclose or divulge any confidential, proprietary, or secret information which such Investor may obtain from the Company pursuant to financial statements, reports, and other materials submitted by the Company to Investor pursuant to this Agreement or otherwise, or pursuant to visitation or inspection rights granted under this Agreement or in the Transaction Agreements, unless such information is known, or until such information becomes known, to the public; provided that Investor may disclose such information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with its investment in the Company, (ii) to any prospective purchaser of any Securities from Investor as long as such prospective purchaser agrees in writing to be bound by the provisions of this Section, or (iii) to any affiliate of such Investor or to a partner or shareholder of such Investor.

6.17.	Waiver of Jury Trial

EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE SECURITIES OR THE SUBJECT MATTER HEREOF OR THEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER REPRESENTS AND WARRANTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

IN WITNESS WHEREOF, the parties to this Note Purchase Agreement have executed this Note Purchase Agreement as of the date first written above.

Agreed and accepted
COMPANY		INVESTOR
Tree Roots Entertainment Group Limited

By:	/s/ Jwanwat Ahriyavraromp	By:	/s/ Thanin Pornsiritivet
Name:	Dr. Jwanwat Ahriyavraromp	Name:	Mr. Thanin Pornsiritivet
Title:	Authorized Director

EXCHANGEABLENOTE

THIS NOTE AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

TREE ROOTS ENTERTAINMENT GROUP LIMITED

EXCHANGEABLE PROMISSORY NOTE

$150,000	9 March 2021

FOR THE VALUE RECEIVED, TREE ROOTS ENTERTAINMENT GROUP LIMITED, incorporated in Hong Kong (the “Company”) promises to pay to Mr. Thanin Pornsiritivet (the “Investor”), in lawful money of the United States of America the principal sum of One Hundred and Fifty Thousand Dollars ($150,000), or such less amount as shall equal the then outstanding principal amount hereof. All then outstanding principal shall be converted or repaid as set forth herein. This Convertible Promissory Note (this “Note”) may be prepaid in whole or in part, at any time and from time to time without premium or penalty.

1.	Definitions

As used in this Note, the following capitalized terms have the following meanings:

1.1.	“Charter” shall mean the Company's articles of incorporation as may be amended or restated from time to time.

1.2.	“Common Stock” shall mean common stock of MONAKER GROUP, INC.

1.3.	“Conversion” shall mean the conversion as set out in Clause 4 hereafter.

1.4.	“Lien” shall mean, with respect to any property, any security interest, mortgage, pledge, lien, claim, charge or other encumbrance.

1.5.
“Obligations” shall mean and include all loans, advances, debts, liabilities and obligations, howsoever arising, owed by the Company to Investor of every kind and description, now existing or hereafter arising under or pursuant to the terms of this Note, including all interest, fees, charges, expenses, attorneys' fees and costs and accountants' fees and costs chargeable to and payable by the Company hereunder and thereunder, in each case, whether direct or indirect, absolute or contingent, due or to become due, and whether or not arising after the commencement of a proceeding under Title 11 of the United States Code (11 U. S. C. Section 101 et seq.), as amended from time to time (including post-petition interest) and whether or not allowed or allowable as a claim in any such proceeding.

1.6.
“Person” shall mean and include an individual, a partnership, a corporation (including a business trust), a joint stock company, a limited liability company, an unincorporated association, a joint venture or other entity or a governmental authority.

2.	Events of Default

The occurrence of any of the following shall constitute an “Event of Default” under this Note:

2.1.
Voluntary Bankruptcy or Insolvency Proceedings. The Company shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of its or any of its creditors, (iii) be dissolved or liquidated, (iv) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (v) take any action for the purpose of effecting any of the foregoing.

2.2.
Involuntary Bankruptcy or Insolvency Proceedings. Proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Company, or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company, if any, or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within 60 days of commencement.

3.	Rights of Investor Upon Default

Upon the occurrence of any Event of Default immediately and without notice, all outstanding Obligations payable by the Company hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein to the contrary notwithstanding. In addition to the foregoing remedies, upon the occurrence and during the continuance of any Event of Default, Investor may, with the written consent of the Investor, exercise any other right, power or remedy granted to it by this Note or otherwise permitted to it by law, either by suit in equity or by action at law, or both. Additionally, upon the occurrence of any Event of Default, the outstanding principal balance of this Note shall bear interest (“Default Interest”) while such default exists at the lesser of: (a) eighteen percent (18%) per annum and (b) the maximum legally permissible rate (the “Default Rate”).

4.	Conversion

4.1.
Conversion. Upon the Company's receipt of the shares of Common Stock and no later than 31 July 2021, the principal amount of this Note shall be automatically converted into 115,000 (One Hundred and Fifteen Thousand) fully paid and nonassessable shares of Common Stock, which shall be adjusted proportionally in the event of a split or reverse split of the Common Stock prior to conversion hereunder and to the outstanding amount due to Investor upon Conversion. The Company shall cause to be delivered stock certificates to or as directed by Investor.

5.	Representations and Warranties of the Company

The Company represents and warrants to the Investor that:

5.1.
Due Incorporation, Qualification, etc. The Company (i) is a corporation duly organized, validly existing and in good standing under the laws of the Hong Kong; (ii) has the power and authority to own, lease and operate its properties and carry on its business as now conducted; and (iii) is duly qualified, licensed to do business and in good standing as a foreign corporation in each jurisdiction where the failure to be so qualified or licensed could reasonably be expected to have a material adverse effect on the Company.

5.2.
Authority. The execution, delivery and performance by the Company of the Note and the consummation of the transactions contemplated thereby (i) are within the power of the Company and (ii) have been duly authorized by all necessary actions on the part of the Company.

5.3.
Enforceability. The Note has been, or will be, duly executed and delivered by the Company and constitutes, or will constitute, a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally and general principles of equity.

5.4.
Non-Contravention. The execution and delivery by the Company of the Note and the performance and consummation of the transactions contemplated hereby do not and will not (i) violate the Charter or bylaws of the Company, or any material judgment, order, writ, decree, statute, rule or regulation applicable to the Company; or (ii) result in the creation or imposition of any Lien upon any property, asset or revenue of the Company or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization or approval applicable to the Company, its business or operations, or any of its assets or properties.

5.5.
Approvals. No consent, approval, order or authorization of, or registration, declaration or filing with, any governmental authority or other Person (including, without limitation, the shareholders of any Person) is required in connection with the execution and delivery of the Notes by the Company and the performance and consummation of the transactions contemplated thereby, other than such as have been obtained and remain in full force and effect and other than such qualifications or filings under applicable securities laws as may be required in connection with the transactions contemplated by this Note.

6.	Representations and Warranties

Investor represents and warrants to the Company upon the acquisition of the Note as follows:

6.1.
Binding Obligation. Investor has full legal capacity, power and authority to execute and deliver this Note and to perform its obligations hereunder. This Note constitutes valid and binding obligations of Investor, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally and general principles of equity.

6.2.
Securities Law Compliance. Investor has been advised that the Note and the underlying securities have not been registered under the Act and any applicable state securities laws and, therefore, cannot be resold unless it or they are registered under the Act and applicable state securities laws or unless an exemption from such registration requirements is available. Investor is aware that the Company is under no obligation to affect any such registration with respect to the Note or the underlying securities or to file for or comply with any exemption from registration. Investor has not been formed solely for the purpose of making this investment and is purchasing the Note for its own account for investment, not as a nominee or agent, and not with a view to, or for resale in connection with, the distribution thereof, and Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. Investor has such knowledge and experience in financial and business matters that Investor is capable of evaluating the merits and risks of such investment, is able to incur a complete loss of such investment without impairing Investor's financial condition and is able to bear the economic risk of such investment for an indefinite period of time. Investor is an “accredited investor” as such term is defined in Rule 501 of Regulation D under the Act and shall submit to the Company such further assurances of such status as may be reasonably requested by the Company. The residency of Investor (or, in the case of a partnership or corporation, such entity's principal place of business) is correctly set forth beneath Investor's name on the signature page hereto.

6.3.
Access to Information. Investor acknowledges that the Company has given Investor access to the corporate records and accounts of the Company and to all information in its possession relating to the Company, has made its officers and representatives available for interview by Investor, and has furnished Investor with all documents and other information required for Investor to make an informed decision with respect to the purchase of the Note.

6.4.
Tax Advisors. Investor has reviewed with its own tax advisors the U.S. federal, state and local and non-U.S. tax consequences of this investment and the transactions contemplated by this Note. With respect to such matters, Investor relies solely on any such advisors and not on any statements or representations of the Company or any of its agents, written or oral. Investor understands that it (and not the Company) shall be responsible for its own tax liability that may arise as a result of this investment and the transactions contemplated by this Note.

6.5.	Purchase Price. Investor shall have delivered to the Company the principal sum of One Hundred and Fifty Thousand Dollars ($150,000).

6.6.
No “Bad Actor” Disqualification Events. Neither (i) the Investor, (ii) any of its directors, executive officers, general partners or managing members, nor (iii) any beneficial owner of any of the Company's voting equity securities (in accordance with Rule 506(d) of the Act) held by the Investor if such beneficial owner is deemed to own 20% or more of the Company's outstanding voting securities (calculated on the basis of voting power) is subject to any disqualifications described in Rule 506(d)(l)(i) through (viii) of the Act (“Disqualification Events”), except for Disqualification Events covered by Rule 506(d)(2)(ii) or (iii) or (d)(3) under the Act and disclosed reasonably in advance of the date hereof in writing in reasonable detail to the Company.

7.	Miscellaneous

7.1.	Waivers and Amendments. Any provision of this Note may be amended, waived or modified only with the written consent of the Company and of the Investor.

7.2.	Governing Law. This Note and all actions arising out of or in connection herewith or therewith shall be governed by and construed in accordance with the laws Hong Kong.

7.3.	Survival. The representations, warranties, covenants and agreements made herein shall survive the execution and delivery of this Note.

7.4.
Jurisdiction and Venue. Investor and the Company irrevocably agree that any action brought by either party against the other concerning the transactions contemplated by this Note shall be brought only in the courts of Hong Kong. Both parties and the individuals executing this Agreement agree to submit to the jurisdiction of such courts and waive trial by jury. In the event that any provision of this Note or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

7.5.
Successors and Assigns. Subject to the restrictions on transfer set forth herein, the rights and obligations of the Company and Investor under this Note shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

7.6.
Transfer and Replacement of this Note. The Company will keep, at its principal executive office, books for the recordation of the Investors and recordation of transfer of this Note. Prior to presentation of this Note for transfer, the Company shall treat the Person in whose name this Note is recorded as the owner and holder of this Note for all purposes whatsoever, whether or not this Note shall be overdue, and the Company shall not be affected by notice to the contrary. Subject to any restrictions on or conditions to transfer set forth in this Note, the holder of this Note, at its option, may in person or by duly authorized attorney surrender the same for exchange at the Company's chief executive office, and promptly thereafter and at the Company's expense, except as provided below, receive in exchange therefor this Note in the principal requested by such holder, dated the date to which interest shall have been paid on this Note or, if no interest shall have yet been so paid, dated the date of this Note and recorded in the name of such Person or Persons as shall have been designated in writing by such holder or its attorney for the same principal amount as the then unpaid principal amount of this Note. Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Note and (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it; or (b) in the case of mutilation, upon surrender thereof, the Company, at its expense, will execute and deliver in lieu thereof a new Note executed in the same manner as this Note, in the same principal amount as the unpaid principal amount of this Note and dated the date to which interest shall have been paid on this Note or, if no interest shall have yet been so paid, dated the date of this Note.

7.7.
Transfer of this Note or Securities Issuable on Conversion Thereof. Subject to the proviso in the following sentence, neither this Note nor the securities issued upon conversion hereof may be transferred by Investor without the prior written consent of the Company. Investor shall have no further restrictions on transferability of the underlying securities following the consummation of the Share Exchange Agreement, provided that all transfers of this note and/or any securities underlying this Note shall comply with applicable law.

7.8.
Assignment by the Company. The rights, interests or obligations of the Company hereunder may not be assigned, by operation of law or otherwise, in whole or in part, by the Company without the prior written consent of the Investor.

7.9.
Entire Agreement. This Note constitutes and contains the entire agreement among the Company and Investor and supersedes any and all prior agreements, negotiations, correspondence, understandings and communications among the parties, whether written or oral, respecting the subject matter hereof.

7.10.
Notices. All notices, requests, demands, consents, instructions or other communications required or permitted hereunder shall be in writing and faxed, mailed, emailed or delivered to each party as follows: (i) if to Investor, at Investor's address, facsimile number or electronic mail address set forth beneath Investor's name on the signature page hereto, or at such other address, facsimile number or electronic mail address as Investor shall have furnished the Company in writing, or (ii) if to the Company, at the Company's address, facsimile number or electronic mail address set forth beneath the Company's name on the signature page hereto, or at such other address, facsimile number or electronic mail address as the Company shall have furnished to Investor in writing. All such notices and communications will be deemed effectively given the earlier of (i) when received, (ii) when delivered personally, (iii) one business day after being deposited with an overnight courier service of recognized standing, (iv) four days after being deposited in the U.S. mail, first class with postage prepaid, (v) if sent via facsimile, upon confirmation of facsimile transfer or (vi) if sent via electronic mail, when directed to the relevant electronic mail address, if sent during normal business hours of the recipient, or if not sent during normal business hours of the recipient, then on the recipient's next business day.

7.11.	Expenses. The Company and Investor shall be responsible for their own legal fees and other expenses incurred in connection with the negotiation, drafting and execution of this Note.

7.12.
Severability of this Note. If any provision of this Note shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

7.13.
Usury. If any interest is paid on this Note that is deemed to be in excess of the then legal maximum rate, then that portion of the interest payment representing an amount in excess of the then legal maximum rate shall be deemed a payment of principal and applied against the principal of this Note.

7.14.	Waivers. The Company hereby waives notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor and all other notices or demands relative to this instrument.

7.15.
Review and Knowledge. Each party herein expressly represents and warrants to all other parties hereto that (a) before executing this Note, said party has fully informed itself of the terms, contents, conditions and effects of this Note; (b) said party has relied solely and completely upon its own judgment in executing this Note; (c) said party has had the opportunity to seek and has obtained the advice of its own legal, tax and business advisors before executing this Note; (d) said party has acted voluntarily and of its own free will in executing this Note; and € this Note is the result of arm's length negotiations conducted by and among the parties and their respective counsel.

7.16.
Counterparts. This Note and any signed agreement or instrument entered into in connection with this Note, may be executed in one or more counterparts, all of which shall constitute one and the same instrument. Any such counterpart, to the extent delivered by means of a facsimile machine or by.pdf,.tif,.gif,.jpeg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”) shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

IN WITNESS WHEREOF, the parties have caused this Note to be duly executed and delivered as of the date first written above.

Agreed and accepted
COMPANY		INVESTOR
Tree Roots Entertainment Group Limited

By:	/s/ Jwanwat Ahriyavraromp	By:	/s/ Thanin Pornsiritivet
Name:	Dr. Jwanwat Ahriyavraromp	Name:	Mr. Thanin Pornsiritivet
Title:	Authorized Director